                                                                  EXECUTION COPY

________________________________________________________________________________



                          SUBORDINATED DEBENTURE AND
                          WARRANT PURCHASE AGREEMENT



                         DATED AS OF FEBRUARY 25, 1997

                                BY AND BETWEEN

                        CONCORDE CAREER COLLEGES, INC.

                                      AND

                 CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.



________________________________________________________________________________

SECTION 1

     Authorization, Purchase and Sale of Debenture. Issuance of warrant.............. 1
     ------------------------------------------------------------------
          1.1  Authorization of the Debenture........................................ 1
               ------------------------------
          1.2  Authorization of the Warrant.......................................... 1
               -----------------------------
          1.3  Purchase and Sale of Debenture........................................ 1
               -------------------------------
          1.4  Issuance of  Warrants................................................. 2
               ----------------------

SECTION 2

     Certain Terms of the Debenture and Warrant...................................... 2
     ------------------------------------------
          2.1  Certain Terms of the Debenture........................................ 2
               ------------------------------
          2.2  Certain Terms of the Warrants......................................... 3
               -----------------------------
          2.3  Replacement of Debenture or Warrant................................... 3
               -----------------------------------
          2.4  Registration, etc..................................................... 3
               -----------------

SECTION 3

     Conditions to Purchaser's Obligation............................................ 4
     ------------------------------------
          3.1  Preferred Stock Transfer.............................................. 4
               ------------------------
          3.2  Registration Rights Agreement......................................... 4
               -----------------------------
          3.3  Certificate that Representations True at.............................. 4
               Closing.
               --------
          3.4  Covenants of the Company.............................................. 4
               ------------------------
          3.5  No Injunction......................................................... 4
               -------------
          3.6  Approvals............................................................. 5
               ---------
          3.7  Opinion of Seller's Counsel........................................... 5
               ---------------------------

SECTION 4

     Conditions to Company's Obligations............................................. 5
     -----------------------------------
          4.1. Preferred Stock Transfer.............................................. 5
               ------------------------
          4.2  Certificate That Representations True at Closing...................... 5
               ------------------------------------------------
          4.3  Covenants of Purchaser................................................ 5
               ----------------------------------------------
          4.4  No Injunction......................................................... 5
               ----------------------------------------------
          4.5  Opinion of Purchaser's Counsel........................................ 6
               ----------------------------------------------

SECTION 5

     Representations and Warranties of the Company................................... 6
     ---------------------------------------------
          5.1  Authority; Validity................................................... 6
               -------------------
          5.2  No Conflicts.......................................................... 6
               ------------
          5.3   Consents and Approvals............................................... 6
                -----------------------
          5.4   Representations and Warranties Regarding the Company................. 6
                ----------------------------------------------------

          5.5   Accuracy of Information.............................................. 7
                -----------------------

SECTION 6

     Representations and Warranties of Purchaser.....................................  7
     -------------------------------------------
          6.1   Authority............................................................  7
                ---------
          6.2   No Conflicts.........................................................  7
                ------------
          6.3   Investment Representations...........................................  7
                --------------------------

SECTION 7

     Events of  Default..............................................................  8
     ------------------
          7.1   Events of Default....................................................  8
                -----------------
          7.2   Annulment of Defaults................................................  9
                ---------------------

SECTION 8

     Covenants of the Company........................................................ 10
     ------------------------
          8.1   General Covenants of the Company..................................... 10
                --------------------------------


SECTION 9

     Subordination of Debentures..................................................... 14
     ---------------------------
          9.1   Subordinate to Senior Indebtedness................................... 14
                ----------------------------------
          9.2   Payment Over of Proceeds Upon Dissolution, Liquidation, Etc. of the   14
                Company.............................................................. 14
                -------
          9.3   Subrogation to Rights of Holders of Senior
                Indebtedness......................................................... 14
                ------------
          9.4   No Payment on Debentures When Senior
                Indebtedness in Default.............................................. 14
                -----------------------
          9.5   Definition of Senior Indebtedness.................................... 14
                ---------------------------------

SECTION 10

     Miscellaneous................................................................... 15
     -------------
          10.1  Indemnification...................................................... 15
                ---------------
          10.2  No Waiver; Cumulative Remedies....................................... 15
                ------------------------------
          10.3  Amendments, Waiver and Consents...................................... 15
                -------------------------------
          10.4  Notices.............................................................. 16
                -------
          10.5  Costs and Expenses................................................... 17
                ------------------
          10.6  Binding Effect; Assignment........................................... 17
                --------------------------
          10.7  Survival of Representations and Warranties........................... 17
                ------------------------------------------
          10.8  Prior Agreements..................................................... 17
                ----------------
          10.9  Governing Law........................................................ 17
                -------------



          10.10 Headings............................................................. 17
                --------
          10.11 Counterparts......................................................... 18
                ------------
          10.12 Further Assurances................................................... 18
                ------------------

             SUBORDINATED DEBENTURE AND WARRANT PURCHASE AGREEMENT

     THIS SUBORDINATED DEBENTURE AND WARRANT PURCHASE AGREEMENT (the "Debenture
                                                                      ---------
Agreement") is made as of February 25, 1997, by and between CONCORDE CAREER
---------
COLLEGES, INC., a Delaware corporation (the "Company") and CAHILL, WARNOCK
                                             -------
STRATEGIC PARTNERS FUND, L.P., a limited partnership organized under the laws of the State of Delaware (the "Purchaser").
                            ---------

     WHEREAS, the Company has agreed to issue 52,252 shares of the Company's Class B Voting Convertible Preferred Stock, par value $0.10 per share, to the Purchaser pursuant to the Convertible Preferred Stock Purchase Agreement, of even date herewith, between the Company and Purchaser (the "Preferred
                                                            ---------
Agreement");
---------

     WHEREAS, the Company wishes to sell to Purchaser, and Purchaser wishes to purchase from the Company, the Company's Debenture and non-detachable Warrant;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties hereby agree as follows:


                                   SECTION 1

                       Authorization, Purchase and Sale
                       of Debenture; Issuance of Warrant
                       ---------------------------------

     1.1  Authorization of the Debenture.  The Company has authorized the
          ------------------------------
issuance and sale to Purchaser of the Company's Debenture in the original principal amount of Three Million Three Hundred Sixteen Thousand Two Hundred Fifty Dollars ($3,316,250). Such Debenture shall be substantially in the form set forth as Exhibit 1.1 (the "Debenture"). The Debenture shall be repayable at
             -------           ---------
the times and under the terms and conditions specified therein.

     1.2  Authorization of the Warrant.  The Company has authorized the
          ----------------------------
issuance of a Warrant as part of the consideration for the loan evidenced by the Debenture. The Warrant entitles Purchaser to purchase an aggregate of 2,438,419 shares of the Company's Common Stock, at an exercise price of $1.36 per share, subject to any adjustment as set forth in Section 3.3 of the Warrant. The Warrant shall be substantially in the form set forth as Exhibit 1.2 (the
                                                        -------
"Warrant").  The Company has reserved a sufficient number of shares of Common
 -------
Stock for issuance upon exercise of the Warrant. (The shares of Common Stock issuable upon exercise of the Warrant are referred to as the "Warrant Shares.")
                                                              --------------

     1.3  Purchase and Sale of Debenture.
          ------------------------------

          (a) The Closing.  The Company agrees to issue and sell to Purchaser,
              -----------
and subject to and in reliance upon the representations, warranties, terms and conditions of this

Agreement, Purchaser agrees to purchase, the Debenture for the purchase price (the "Purchase Price") of Three Million Three Hundred Sixteen Thousand Two
      --------------
Hundred Fifty Dollars ($3,316,250). Such purchase and sale shall take place at a closing (the "Closing") to be held by exchange of documents on February 25, 1997, or on such other date as may be mutually agreed, at the offices of Bryan Cave LLP, One Kansas City Place, Suite 3500, Kansas City, Missouri (the date of such Closing is the "Closing Date"). At the Closing, the Company will issue to
                     ------------
Purchaser the Debenture. At the Closing, Purchaser will deliver to the Company, by wire transfer of immediately available funds to an account designated by the Company by written notice to Purchaser, the Purchase Price.

          (b) Use of Proceeds.  The Company agrees to use the full proceeds, to
              ---------------
the extent required, from the sale of the Debenture to settle, redeem, and release its financial obligations to CenCor, Inc. ("CenCor"), pursuant to the Fourth Amendment to the Restructuring, Security and Guaranty Agreement, dated December 30, 1996, by and among CenCor, the Company and certain of the Company's affiliates (the "CenCor Obligations").
                 ------------------

     1.4  Issuance of  Warrants.  At the Closing, the Company agrees to issue
          ---------------------
to Purchaser, as part of the consideration for the loan evidenced by the Debenture, the Warrant substantially in the form as set forth in Exhibit 1.2.
                                                                 -------

                                   SECTION 2

                  Certain Terms of the Debenture and Warrant
                  ------------------------------------------

     2.1  Certain Terms of the Debenture.  All principal, interest and amounts
          ------------------------------
outstanding under the Debenture shall be due and payable in full on February 25, 2003. The Debenture shall bear interest at an annual rate of five percent (5%). Accrued and unpaid interest shall be due and payable quarterly in arrears on February 28, May 31, August 31, and November 30 of each year until maturity.
The Debenture may be prepaid or redeemed, in whole or in part, by the Company prior to maturity, without penalty, with twenty (20) days prior written notice thereof to the Purchaser. In the event that the Company consummates an underwritten registered public offering covering the offer and sale of Common Stock for the account of the Company in which net proceeds to the Company of the public offering equals or exceeds $15 million (a "Public Offering"), then the
                                                  ---------------
Company must apply, at the request of Purchaser, the proceeds of such Public Offering (to the extent available after payment of all Senior Indebtedness (as defined in Section 9.5)) to prepay the unpaid principal amount and outstanding interest on the Debenture. Payments of principal and interest on the Debenture shall be made directly by wire transfer to an account designated by Purchaser by written notice to the Company or by check duly mailed or delivered to Purchaser at its address set forth in Section 8.4 of the Agreement. The Debenture (and any rights of the Purchaser hereunder or related thereto) is non-transferable except to a person or entity controlled by, or under common control with, Purchaser. No sinking fund or similar provision shall be required to fund payment of principal or interest under the Debenture. Payment of principal and interest on the Debenture is unsecured.

     2.2  Certain Terms of the Warrants.  The Warrant shall initially be
          -----------------------------
exercisable into 2,438,419 shares of Common Stock. The Warrant shall initially be exercisable at any time between August 25, 1998 and February 25, 2003, subject to earlier termination upon redemption of the Debenture (the "Exercise
                                                                      --------
Period").  The Warrant entitles Holder to purchase an aggregate of 2,438,419
------
shares of the Company's Common Stock, at an exercise price ("Exercise Price") of
                                                             --------------
$1.36 per share, subject to any adjustments as set forth in Section 3.3 of the Warrant. During the Exercise Period, in the event that Holder fails to exercise this Warrant after the Company has provided Holder (i) twenty (20) days prior written notice of its intention to pay in full and redeem the Debenture on a particular date (the "Repayment Date"), and (ii) thirty (30) days after the
                      --------------
Redemption Date within which to exercise this Warrant, then this Warrant shall terminate and thereafter be null and void. Notwithstanding the preceding sentence, in the event that the Company repays and redeems the Debenture in full on or before August 25, 1998, this Warrant shall remain in full force and effect until September 25, 1998, when it shall then expire. The Warrant may be exercised in whole or in part by payment in cash, bank cashier's check, certified check, or, at the option of Purchaser, by reduction in the principal amount of the Debenture (or forgiveness of any accrued and unpaid interest thereon), in an amount equal to the exercise price with respect to the Warrant being exercised. The Warrant shall have an initial exercise price of $1.36 per share of Common Stock.

     2.3  Replacement of Debenture or Warrant.  Upon receipt of evidence
          -----------------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Debenture or Warrant and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Debenture or Warrant, the Company will issue a new Debenture or Warrant, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Debenture or Warrant; provided, however, if
                                                           --------  -------
any Debenture or Warrant of which Purchaser, its nominee, or any of its partners, officers or principals is the registered holder is lost, stolen or destroyed, the affidavit of such principal or general partner or any principal or corporate officer of such holder setting forth the circumstances with respect to such loss, theft or destruction, together with an agreement to indemnify the Company with respect thereto shall be accepted as satisfactory evidence thereof, and no bond or other security shall be required as a condition to the execution and delivery by the Company of a new Debenture or Warrant in replacement of such lost, stolen or destroyed Debenture or Warrant.

     2.4  Registration, etc.  The Company shall maintain at its principal
          -----------------
office a register with respect to the Debenture and Warrant and shall record therein the name(s) and address(es) of the respective registered holder(s) thereof, to which notices are to be sent and the address(es) to which payments (in the case of the Debenture) are to be made as designated by the registered holder if other than the address of such holder, and the particulars of all permitted transfers, exchanges and replacements of the Debenture and Warrant. Provided that such transfer is permitted herein, the Company shall record on such register any and all transfers of the Debenture and Warrant by or for the registered holder or such holder's executors or administrators or their duly appointed attorney, in form reasonably satisfactory to the Company, in order to maintain an accurate record of the holder(s) thereof. Each Debenture and Warrant issued hereunder, whether originally or upon transfer, exchange or replacement, shall be registered on the date of execution thereof by the Company. The registered holder of a Debenture and Warrant issued hereunder shall be that individual, corporation, partnership, joint venture, trust or unincorporated organization or other entity (a "Person")
                                                                        ------
in whose name the Debenture and Warrant has been so registered by the Company.
A registered holder shall be deemed the owner of a Debenture or Warrant for all purposes of this Agreement and, subject to the provisions hereof, shall be entitled to all of the benefits thereof and rights thereunder free from all equities or rights of set off or counterclaim between the Company and the transferor of such registered holder or any previous registered holder of such Debenture or Warrant.


                                   SECTION 3

                     Conditions to Purchaser's Obligation
                     ------------------------------------

     The obligation of Purchaser to purchase and pay for the Debenture at the Closing is subject to the following conditions, which may be waived by Purchaser at its sole discretion:

     3.1  Preferred Stock Transfer.  The Preferred Agreement between the
          ------------------------
Company and Purchaser shall have been fully executed and the closing of the transactions provided for therein, including but not limited to the execution of the Stockholders' Agreement, of even date herewith, by and among the Company, the Purchaser and other stockholders (the "Stockholders' Agreement"), shall have
                                           -----------------------
closed and be complete prior to or simultaneously with the issuance of the Debenture and payment therefor.

     3.2  Registration Rights Agreement.  The Company and Purchaser shall have
          -----------------------------
entered into the Registration Rights Agreement substantially in the form set forth as Exhibit 3.2 hereto.
         -------

     3.3  Certificate that Representations True at Closing.  Purchaser shall
          ------------------------------------------------
have received the executed certificate of an executive officer of the Company to the effect that each of the Company's representations and warranties herein and in any document or instrument delivered to Purchaser hereunder shall be true and correct on the Closing Date with the same force and effect as though such representations and warranties had been made again on and as of such time.

     3.4  Covenants of the Company.  The Company shall have duly performed all
          ------------------------
of the covenants, acts and undertakings to be performed by it on or prior to the Closing Date, including but not limited to the closing deliveries required of it.

     3.5  No Injunction.  No action, proceeding, investigation, regulation or
          -------------
legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, or that is related to, or arises out of, this Agreement or the consummation of the transactions contemplated hereby, or which is related to or arises out of the business of the Company, if such action, proceeding, investigation, regulation or legislation, in the reasonable judgment of Purchaser, would make it inadvisable to consummate such transactions.

     3.6  Approvals.  The execution and the delivery of this Agreement and the
          ---------
consummation of the transactions contemplated hereby shall have been approved by all regulatory authorities whose approvals are required by law and by all third parties whose approvals are required by an agreement binding upon the Company. It is acknowledged by all parties that the approval of the Department of Education is not required to close this transaction.

     3.7  Opinion of Seller's Counsel.  Purchaser shall have received from
          ---------------------------
Bryan Cave, LLP, counsel to the Company, an opinion addressed to Purchaser, dated the Closing Date, in substantially the form of Exhibit A hereto.


                                   SECTION 4

                      Conditions to Company's Obligations
                      -----------------------------------

     The obligation of the Company to issue and sell the Debenture at the Closing is subject to the following conditions, which may be waived by the Company at its sole discretion:

     4.1. Preferred Stock Transfer.  The Preferred Agreement between the
          ------------------------
Company and Purchaser shall have been fully executed and the closing of the transactions provided for therein, including but not limited to the execution of the Stockholders' Agreement, of even date herewith, by and among the Company, the Purchaser and other stockholders (the "Stockholders' Agreement"), shall have
                                           -----------------------
closed and be complete prior to or simultaneously with the issuance of the Debenture and payment therefor.

     4.2  Certificate That Representations True at Closing.  The Company shall
          ------------------------------------------------
have received the executed certificate of the Purchaser to the effect that each of the Purchaser's representations and warranties herein and in any document or instrument delivered to the Company hereunder shall be true and correct on the Closing Date with the same force and effect as though such representations and warranties had been made again on and as of such time.

     4.3   Covenants of Purchaser.  Purchaser shall have duly performed all of
           ----------------------
the covenants, acts and undertakings to be performed by it on or prior to the Closing Date, including but not limited to the closing deliveries required of it.

     4.4  No Injunction.  No action, proceeding, investigation, regulation or
          -------------
legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, or that is related to, or arises out of, this Agreement or the consummation of the transactions contemplated hereby, or which is related to or arises out of the business of Purchaser, if such action, proceeding, investigation, regulation or legislation, in the reasonable judgment of Company, would make it inadvisable to consummate such transactions.

     4.5  Opinion of Purchaser's Counsel.  Purchaser shall have received from
          ------------------------------
Wilmer, Cutler & Pickering, counsel to Purchaser, an opinion addressed to the Company, dated the Closing Date, in substantially the form of Exhibit B hereto.


                                   SECTION 5

                 Representations and Warranties of the Company
                 ---------------------------------------------

     The Company hereby represents and warrants to Purchaser as follows:

     5.1  Authority; Validity.  The Company has the full legal right, power and
          -------------------
authority to enter into this Agreement and to issue the Debenture and Warrant in accordance with the terms of this Agreement. This Agreement has been duly and validly executed by the Company and this Agreement, the Debenture and Warrant constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution under this Agreement may be limited by federal or state securities laws or public policy thereto.

     5.2  No Conflicts.  Subject to the repayment and satisfaction of the CenCor
          ------------
obligations, the execution, delivery and performance of this Agreement, the Debenture and Warrant and the consummation of the transactions by the Company contemplated hereby and thereby will not conflict with, violate or result in a breach or constitute a default under any mortgage, indenture, loan agreement or other agreement or instrument binding upon the Company, or any order, decree, statute, ordinance, regulation or other law applicable to the Company.

     5.3  Consents and Approvals.  Subject to the repayment and satisfaction of
          ----------------------
the CenCor obligations, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or any third party is required in connection with the execution, delivery and performance of this Agreement, the Debenture and Warrant by the Company and the consummation of the transactions by the Company hereunder.

     5.4  Representations and Warranties Regarding the Company.  In order to
          ----------------------------------------------------
induce the Purchasers to enter into this Agreement, the Company hereby represents and warrants that each of the representations and warranties regarding the Company set forth in Section 4 of the Preferred Agreement is true, complete and accurate in all material respects.

     5.5  Accuracy of Information.  To the knowledge of the executive officers
          -----------------------
of the Company, none of this Agreement, the Debenture, the Warrant nor any certificate, instrument or other agreement (including, but not limited to, the Preferred Agreement and Stockholders' Agreement) furnished or to be furnished by or on behalf of the Company, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.


                                   SECTION 6

                  Representations and Warranties of Purchaser
                  -------------------------------------------

     6.1  Authority.  Purchaser is duly organized and validly existing and has
          ---------
the full legal right, power and authority to enter into this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and constitutes a valid and binding obligation of Purchaser, enforceable in accordance with its terms.

     6.2  No Conflicts.  The execution, delivery and performance of this
          ------------
Agreement and the consummation of the transactions by Purchaser contemplated hereby will not conflict with, violate or result in a breach or constitute a default under, any mortgage, indenture, loan agreement or other agreement or instrument, or any order, decree, statute, ordinance, regulation or other law applicable to the Purchaser.

     6.3  Investment Representations.  Purchaser hereby represents and warrants
          --------------------------
to the Company as follows:

          (a) It is acquiring the Debenture and the Warrant for its own account for investment, and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act");
                                                        --------------
          (b)  It is an "Accredited Investor" as defined under the Securities
                         -------------------
Act;

          (c) It is aware and it acknowledges that neither the Debenture nor the Warrant is registered under the Securities Act or any state securities laws, and that the Debenture and the Warrant are each subject to certain restrictions on the subsequent transfer and/or sale thereof; and

          (d) It is not acquiring the Debenture or the Warrant for purposes of acquiring or changing "control" (as defined under Rule 405 of the Securities Exchange Act of 1934, as amended) of the Company.


                                   SECTION 7

                              Events of  Default
                              ------------------

     7.1  Events of Default.  For so long as any indebtedness under the
          -----------------
Debenture shall be outstanding, the following events shall constitute an event of default hereunder ("Events of Default"):
                       -----------------
          (a) The Company shall fail to pay any installment of principal of or interest on the Debenture when due and any such failure shall not be cured by full performance thereof within ten (10) days after written notice thereof shall have been given to the Company by any registered holder of the Debenture; or

          (b) The Company shall default in the performance of any covenant contained in Section 7 of this Agreement, any covenant set forth in the Preferred Agreement, or any covenant in the Stockholders' Agreement, and any such failure shall not be cured by full performance thereof within ten (10) days after written notice thereof shall have been given to the Company by any registered holder of the Debenture; or

          (c) Any representation or warranty made by the Company or any Subsidiary in this Agreement or by the Company or any Subsidiary (or any officers of the Company or any Subsidiary) in any certificate, instrument or written statement contemplated by or made or delivered pursuant to or in connection with this Agreement, the Preferred Agreement, or the Stockholders' Agreement, shall prove to have been incorrect when made in any material respect; or

          (d) The Company or any Subsidiary shall fail to perform or observe any other term, covenant or agreement contained in the Preferred Agreement, the Stockholders' Agreement, the Debenture, or Warrant on its part to be performed or observed and any such failure shall not be cured or by full performance thereof within ten (10) days after written notice thereof shall have been given to the Company by any registered holder of the Debenture; or

          (e) The Company or any Subsidiary shall (i) admit in writing its inability to pay its debts generally as they become due; (ii) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case; (iii) file an answer or other pleading omitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under such Title 11, or seek, consent to or acquiesce in the relief therein provided, or fail to controvert timely the material allegations of any such petition; (iv) suffer the entry of an order for relief in any involuntary case commenced under said Title 11; (v) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief; (vi) suffer the entry of an order by a court of competent jurisdiction
(A) finding it to be bankrupt or insolvent, (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (C) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property (not otherwise covered by subsection (f) below); or (vii) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian or all or a substantial part of its property; or

          (f) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against the property of the Company or any Subsidiary in an aggregate amount which exceeds $2,500,000 and such judgment, writ, or similar process shall not be released, vacated or fully bonded or stayed pending appeal within sixty (60) days after its issue or levy; or

          (g) The Company fails to prepay the unpaid principal amount of the Debenture and outstanding interest thereon in the event of a Public Offering to the extent available after payment of all Senior Indebtedness.

Upon the occurrence of any Event of Default, and in any such event, Purchaser or any other holder of any Debenture may, by notice to the Company, declare the entire unpaid principal amount of such Debenture, all interest accrued and unpaid thereon and all other amounts payable to such holder under such Debenture or this Agreement to be forthwith due and payable, whereupon such Debenture, all such accrued interest and all such amounts shall become and be forthwith due and payable (unless there shall have occurred an Event of Default under Section 6.1(e) in which case all such accounts shall automatically become due and payable without such declaration), without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company with respect to itself and its Subsidiaries. Upon the occurrence of any Event of Default, the Warrant shall immediately become exercisable, at the option of the Holder, for that number of shares of Common Stock issuable upon exercise of the Warrant.

     7.2  Annulment of Defaults.  Section 7.1 is subject to the condition that,
          ---------------------
if at any time after the principal of any Debenture shall have become due and payable, and before any judgment or decree for the payment of the moneys so due shall have been entered, all arrears of interest upon such Debenture and all other sums payable to the holder of such Debenture under or such Debenture and under this Agreement (except the principal amount which by such declaration shall have become payable) shall have been duly paid, and every other default and Event of Default shall have been made good or cured, then and in every such case the holder of such Debenture, by written instrument delivered to the Company, may rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any other or subsequent default or Event of Default or impair any right of the holders of any other Debenture consequent thereon.



                                   SECTION 8

                           Covenants of the Company
                           ------------------------

     8.1  General Covenants of the Company.  Without limiting any other
          --------------------------------
covenants and provisions hereof, the Company covenants and agrees that, as long as any of the Debenture is outstanding, it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such
Subsidiary:

     (a)  Punctual Payment.  The Company shall pay the principal of and interest
          ----------------
on the Debenture at the times and place and in the manner provided in the Debenture and herein.

     (b)  Payment of Taxes.  The Company shall pay and discharge, and cause each
          ----------------
Subsidiary to pay and discharge, all material taxes, assessments and governmental charges or levies imposed on it or upon its income or profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might likely (in the Company's opinion) become a lien or charge upon any properties of the Company or any Subsidiary, provided that neither the Company nor the Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim which is being contested and/or negotiated in good faith and by appropriate proceedings if the Company or Subsidiary concerned shall have set aside on its books adequate (in the Company's opinion) reserves with respect thereto. The Company shall pay, when due, or in conformity with customary trade terms, all material lease obligations, all material trade debt, and all other material indebtedness incident to the operations of the Company, except such as are being contested in good faith and by appropriate proceedings if the Company shall have set aside on its books adequate reserves with respect thereto.

     (c)  Maintenance of Insurance.  The Company shall maintain, and cause each
          ------------------------
Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates.

     (d)  Preservation of Corporate Existence.  The Company shall preserve and
          -----------------------------------
maintain, and cause each Subsidiary to preserve and maintain, its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties; the Company shall preserve and maintain, and cause each Subsidiary to preserve and maintain, all licenses and other rights to use patents, processes, licenses, trademarks, trade names, inventions, intellectual property rights or copyrights owned or used by and necessary to the conduct of its business; provided, however, that the Company shall not be required to preserve any such Subsidiary, license or right if the Board of Directors shall determine that the preservation is no longer desirable in the conduct of the Company's business and that the loss thereof is not, and will not be, adverse in any material respect to the holder of the Debenture.

     (e)  Compliance with Laws.  The Company shall use its best efforts to
          --------------------
comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

     (f)  Access to Information.  In the Event of a Default (as defined in
          ---------------------
Section 7.1 above), the Company shall permit Purchaser or any representatives thereof, at any reasonable time and from time to time, to receive, to examine and make copies of and extract from the records and books of account of (including, but not limited to unaudited balance sheets of the Company as at the end of each month and unaudited statements of income and of cash flows of the Company for each month and for the current fiscal year to the end of each month, setting forth in comparative form the Company's budget for the corresponding periods for the current fiscal year, all in reasonable detail and duly certified by the chief financial officer of the Company as having been prepared in accordance with generally accepted accounting principles consistently applied), and visit and inspect the properties of, the Company and any Subsidiary, and to discuss the affairs, finances and accounts of the Company and any Subsidiary with any of their officers or directors and independent accountants. Purchaser agrees and acknowledges that, upon access to and receipt of such information, it shall keep such information confidential and that such information may constitute proprietary information and/or trade secrets of the Company.

     (g)  Keeping of Records and Books of Account.  The Company shall keep, and
          ---------------------------------------
cause each Subsidiary to keep, adequate records and books of account, in which complete entries shall be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     (h)  Maintenance of Properties, etc.  The Company shall maintain and
          ------------------------------
preserve, and cause each Subsidiary to maintain and preserve, all of its properties, necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted, except as otherwise determined by the Board of Directors.

     (i)  Compliance with ERISA.  The Company shall use its best efforts to
          ---------------------
comply, and cause each Subsidiary to comply, with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any Plan. Neither the Company nor any Subsidiary shall permit any event or condition it knows to exist which would likely permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company or any Subsidiary.

     (j)  Dealings with Affiliates.  Except for employee or director
          ------------------------
compensation, stock bonus, stock option or similar plans or arrangements approved by the Board of Directors, the Company will not enter or permit any Subsidiary to enter into any transaction with any holder of five percent (5%) or more of any class of capital stock of the Company, or any member of their families or any corporation or other entity in which any one or more of such stockholders or members of their immediate families directly or indirectly holds five percent (5%) or more of any class of capital stock except in the ordinary course of business and on terms not less favorable to the Company or the Subsidiary than it would obtain in a transaction between unrelated parties.

     (k)  SEC Reports.  The Company shall file all reports and other information
          -----------
and documents which it is required to file with the Securities and Exchange Commission ("SEC") pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Company will cause any quarterly and annual reports, proxy statements and any other documents which it mails to its stockholders to be mailed to the registered holder of the Debenture.

     If the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare, for the first three quarters of each fiscal year, quarterly financial statements substantially equivalent to the financial statements required to be included in a report on Form 10-Q under the Exchange Act. The Company will also prepare, on an annual basis, complete audited consolidated financial statements, including, but not limited to, a balance sheet, a statement of income and retained earnings, a statement of changes in financial position and all appropriate notes. All such financial statements will be prepared in accordance with generally accepted accounting principles consistently applied, except for changes with which the Company's independent accountants concur, and except that quarterly statements may be subject to year-end adjustments. The Company will cause a copy of such financial statements to be mailed to the registered holder of the Debenture as soon as available within sixty (60) days after the close of each of the first three quarters of each fiscal year and within one hundred twenty (120) days after the close of each fiscal year.

     The holder of the Debenture and prospective purchasers designated by such holder will have the right to obtain from the Company upon request by such holder or prospective purchasers, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the information required by paragraph d (4)(i) of Rule 144A under the Securities Act.

     (l)  Debt.  The Company shall not and shall not permit any Subsidiary to
          ----
create, incur, assume or suffer to exist any secured debt in excess of $5 million outstanding principal amount, excluding purchase money indebtedness for office equipment or fixtures.

     (m)  Proceeds from Public Offering.  The Company will apply, at the request
          -----------------------------
of Purchaser, the proceeds of a Public Offering to prepay the unpaid principal amount and outstanding interest on the Debenture, to the extent that proceeds are available after payment in full of any Senior Indebtedness (as defined in Section 9.5).

                                   SECTION 9

                          Subordination of Debentures
                          ---------------------------

     9.1  Subordinate to Senior Indebtedness.  The Company agrees, and
          ----------------------------------
Purchaser by its acceptance hereof likewise agrees, that the payment of the principal of and interest on this Debenture is hereby expressly made subordinate and junior in right of payment to the prior payment in full of all principal of and interest on all Senior Indebtedness (as defined below) whether now outstanding or hereafter incurred, created or assumed.

     9.2  Payment Over of Proceeds Upon Dissolution, Liquidation, Etc. of
          ---------------------------------------------------------------
the Company. In the event of any insolvency or bankruptcy proceedings, or any
-----------
receivership, liquidation, reorganization or other similar proceedings in connection herewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then the holders of the Senior Indebtedness shall be entitled to receive payment in full of all principal and any interest on all Senior Indebtedness before the Holder of this Debenture is entitled to receive any payment on account of principal or interest upon this Debenture and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred by the provisions of this Section upon the Senior Indebtedness and the holders thereof with respect to this Debenture and the Holder thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of the Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities which may be payable or deliverable in any such proceedings in respect of this Debenture.

     9.3  Subrogation to Rights of Holders of Senior Indebtedness.  Subject
          -------------------------------------------------------
to the payment in full of all principal and interest on all Senior Indebtedness, the Holder of this Debenture shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets or securities of the Company applicable to the Senior Indebtedness.

     9.4  No Payment on Debentures When Senior Indebtedness in Default.  In
          ------------------------------------------------------------
the event and during the continuation of any default in the payment of principal or interest on any Senior Indebtedness beyond any applicable grace, notice or cure period, or if any Event of Default (as defined in Section 7.1) with respect to Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness to accelerate the maturity thereof, unless and until such default or Event of Default shall have been cured or waived or shall have ceased to exist, then no payment of principal or interest shall be made by the Company on this Debenture.

     9.5  Definition of Senior Indebtedness.  The term "Senior Indebtedness," as
          ---------------------------------             -------------------
used in this Agreement, shall mean the principal and interest on the following, whether outstanding at the date of execution of this Agreement or thereafter incurred, created, assumed, modified, renewed or extended: (w) indebtedness of the Company for money borrowed (including the loan with

Security Bank); (x) the financial obligations of the Company to CenCor existing as of the date hereof (which will be repaid in full and released at Closing);
(y) obligations of the Company as lessee under any lease of property which is reflected on the Company's balance sheet as a capitalized lease in accordance with generally accepted accounting principles ("GAAP"); and (z) guarantees by
                                                ----
the Company of indebtedness for money borrowed by a Subsidiary or of any obligations of a Subsidiary under any lease of property which is reflected on the Subsidiary's balance sheet as a capitalized lease in accordance with GAAP.


                                  SECTION 10

                                 Miscellaneous
                                 -------------

     10.1  Indemnification.  The Company hereby agrees to indemnify,
           ---------------
exonerate and hold Purchaser and each of its partners, and their stockholders, officers, directors, employees and agents free and harmless from and against any and all actions, causes of action, suits, litigation, losses, liabilities and damages, investigations or proceedings instituted by any governmental agency or any other Person, and expenses in connection therewith, including without limitation reasonable attorneys' fees and disbursements, incurred by the indemnitee or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale by the Company of any securities hereunder, or (b) the execution, delivery, performance or enforcement of this Agreement or any instrument contemplated hereby by any of the indemnitees, except in each such case to the extent any such indemnified liabilities arise on account of such indemnitee's gross negligence, willful misconduct or bad faith. Purchaser hereby agrees to indemnify, exonerate and hold the Company and its stockholders, officers, directors, employees and agents free and harmless from and against any and all actions, causes of action, suits, litigation, losses, liabilities and damages, investigations or proceedings instituted by any governmental agency or any other Person, and expenses in connection therewith, including without limitation reasonable attorneys' fees and disbursements, incurred by the indemnitee or any of them as a result of, or arising out of, or relating to the execution, delivery, performance or enforcement of this Agreement or any instrument contemplated hereby by any of the indemnitees, except in each such case to the extent any such indemnified liabilities arise on account of such indemnitee's gross negligence, willful misconduct or bad faith.

     10.2  No Waiver; Cumulative Remedies.  No failure or delay on the part
           ------------------------------
of any party in exercising any right, power or remedy hereunder or thereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     10.3  Amendments, Waiver and Consents.  No amendment, modification or
           -------------------------------
addition to this Agreement, and no waiver of or consent to noncompliance with any covenant or other provision of this Agreement, or the Debenture shall be effective unless in writing and duly executed by the party against whom enforcement of such amendment, modification, addition, waiver or consent is sought. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In addition, no amendment, modification or addition to this Agreement or the Debenture that is material or affects the economic or subordination provisions hereof (but excluding any postponement, delay or exercises of the Exercise Period of the Warrants) shall be effective without the prior written consent of Security Bank of Kansas City (for so long as such bank is a lender to the Company).

     10.4  Notices.  All notices, demands, requests, or other communications
           -------
which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), or facsimile transmission, addressed as follows:

               (a)  if to the Company:

                    Concorde Career Colleges, Inc.
                    1100 Main Street
                    Suite 416
                    Kansas City, MO 64105
                    Facsimile No.: (816) 474-7610
                    Attn: Jack L. Brozman

               with a copy to:

                    Bryan Cave, L.L.P.
                    7500 College Boulevard
                    Suite 1100
                    Overland Park, KS 66210-4035
                    Facsimile No.: (913) 338-7777
                    Attn:  Thomas W. Van Dyke

               (b)  if to Purchaser:

                    c/o Cahill, Warnock & Company
                    One South Street, Suite 2150
                    Baltimore, MD 21202
                    Attn:        David L. Warnock
                    Facsimile No.:  (410) 895-3805
               with a copy to:

                    Wilmer, Cutler & Pickering
                    100 Light Street
                    Baltimore, MD 21202
                    Attn:        John B. Watkins, Esq.
                    Facsimile No.:  (410) 986-2828.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

     10.5  Costs and Expenses.  The Company agrees to pay all Purchaser's
           ------------------
reasonable legal fees and expenses (incurred by Wilmer, Cutler & Pickering for the period on or after February 10, 1997) in connection with the preparation, execution and delivery of this Agreement, the Debenture, the Warrant and other instruments and documents to be delivered hereunder.

     10.6  Binding Effect; Assignment.  This Agreement shall be binding upon and
           --------------------------
inure to the benefit of the Company and Purchaser and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Purchaser. The parties hereto agree that the Warrant is attached to the Debenture and the Warrant may not be assigned separately from the Debenture.

     10.7  Survival of Representations and Warranties.  All representations and
           ------------------------------------------
warranties made in this Agreement, the Debenture or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof until the payment in full of the outstanding principal and accrued interest of the Debenture, except for those representations and warranties of the Company made in the Preferred Agreement and incorporated herein, which shall survive as provided in the Preferred Agreement.

     10.8  Prior Agreements.  This Agreement, the Debenture, the Warrant, and
           ----------------
the instruments in documents referred to herein constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

     10.9  Governing Law.  This Agreement shall be governed by, and construed in
           -------------
accordance with, the laws of the State of Delaware (excluding the choice of laws provisions thereof).

     10.10  Headings.  Article, Section and subsection headings in this
            --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     10.11  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

     10.12  Further Assurances.  From and after the date of this Agreement, upon
            ------------------
the request of Purchaser, the Company and each Subsidiary shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Debenture, the Debenture Shares and the other agreements and instruments contemplated hereby.


     [Balance of Page Left Blank Intentionally -- Signature Page Follows]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.



                       CONCORDE CAREER COLLEGES, INC.


                       By:___________________________________________________
                           Name:  Jack L. Brozman
                           Title: President and Chief Executive Officer


                       CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.
                       By: CAHILL WARNOCK STRATEGIC PARTNERS, L.P., its General Partner


                       By: _________________________________________________
                           Name:  David L. Warnock
                           Title: a General Partner